
--------------------------------------------------------------------------------====================================================
The Prudential                                                                  Application for an Annuity Contract
                                                                                [ ] The Prudential Insurance Company of America
                                                                                [ ] Pruco Life Insurance Company, a subsidiary of
                                                                                   The Prudential Insurance Company of America
                                                                                Corporate Offices, Newark, New Jersey

[ ] Qualified  [ ] Non-Qualified                                   Policy number  |___|___|___|___|___|___|___|___|___|
====================================================================================================================================
1. Proposed Annuitant (Owner, unless otherwise indicated in #3)          Sex    Date of Birth    Age     Social Security No.
   Name -- first, initial, last (Print)                                  M  F   Mo.  Day  Yr.
                                                                        [ ][ ]
   ---------------------------------------------------------------------------------------------------------------------------------
   Address No.     Street                               City             State          Zip                 State of Residence

====================================================================================================================================
2. Proposed Co-Annuitant (if any) (Do not complete if applying for a tax-qualified plan other than a Prudential Income Annuity)
   Name -- first, initial, last (Print)           Sex      Date of Birth     Age    Social Security No.    Relationship to
                                                  M  F     Mo.  Day  Yr.                                   person named in 1.
                                                 [ ][ ]
====================================================================================================================================
3. Contract Owner (if other than Proposed Annuitant) (Do not complete if applying for an IRA, SEP, or TDA contract)
   Name -- first, initial, last (Print)                                          Date of Birth      Social Security
                                                                                 Mo.  Day  Yr.      or Tax ID No.

   ---------------------------------------------------------------------------------------------------------------------------------
   Relationship to the Annuitant____________________________________________________________________________________________________
   Address No.      Street                   City                                    State                  Zip
====================================================================================================================================
4. Beneficiary: (Give name, age and relationship to person named in 1.) (Do not complete if applying for a Pension/Profit
   Sharing Plan. The beneficiary for a contract owned by a trustee or an employer is the owner.)
   a. Primary (Class 1):
   ---------------------------------------------------------------------------------------------------------------------------------
   b. Contingent (Class 2) if any:
====================================================================================================================================
5. Kind of Annuity (If a Variable contract is applied for, complete suitability form.)
   a. Fixed Annuities: [ ] Prudential Income Annuity (PIA)
      [ ] Fixed Interest Plan  [ ] Discovery_____year(s) guarantee [______________________________________
   b. Variable Annuities: [ ] Discovery Plus [ ] Variable Investment Plan [ ]______________________
   c. Future Value Annuity  [ ] 2 Yr. [ ] 3 Yr. [ ] 4 Yr. [ ] 5 Yr. [ ] 6 Yr. [ ] 7 Yr. [ ] 8 Yr. [ ] 9 Yr. [ ] 10 Yr.
====================================================================================================================================
6. Purchase Payments  Amount paid with application: $_________________ [ ] None (check `None' on Section 457 Plans)
   Mode of Purchase Payment:  [ ] Ann. [ ] Semi-Ann. [ ] Quar. [ ] Pay. Budg. [ ] Pru-Matic [ ] Gov't. Allot.
====================================================================================================================================
7. Source of Funds (NOTE: Contract minimums must be met.)
   IRA: Is any part of this purchase payment an IRA rollover?  [ ] Yes  [ ] No
   Amount of Rollover: $______________  Regular Contribution:  $_____________  Year_____________  $______________  Year_____________
   Will the Purchase Payment be transferred from another financial institution?  [ ] Yes  [ ] No
====================================================================================================================================
8. Complete this Section only if a Qualified Plan or Program is being applied for (Check One) Type:
   [ ] IRA -- individual Retirement Annuity                        [ ] TDA -- Non-Profit Organization 501(c)(3)_____________________
   [ ] SEP (Plan Name)_________________________________________       For TDA Billing:
   [ ] Pension/Profit Sharing (Plan Name)______________________       Employer Name_________________________________________________
   [ ] Section 457 (Plan Name)_________________________________       Employer Address______________________________________________
   [ ] TDA -- Public School Employees-403(b)___________________       ______________________________________________________________
====================================================================================================================================
Complete 9 for Prudential Income Annuity Only
9a. Kind of Payment Option__________________________________________________________________________________________________________
    Frequency of annuity payment               Amount of each annuity payment             Date of first annuity payment
    [ ] Mo.  [ ] Quar.  [ ] Semi-Ann.  [ ] Ann.    $
    --------------------------------------------------------------------------------------------------------------------------------
 b. Annuity payments payable to: Name_______________________________________________________________________________________________
    No.           Street                             City                                 State                   Zip
------------------------------------------------------------------------------------------------------------------------------------
NOTE: The Prudential Income Annuity contract will take effect on the date the purchase payment is received in the Home
Office, even if the Annuitant or Co-Annuitant died after that date but before the contract is issued.
Proof of the date of birth of each proposed Annuitant, such as birth certificate, baptismal record, etc. must be submitted with the application whenever a life annuity option is selected.
====================================================================================================================================
------------
ORD 87348-92   Litho in U.S.A.
------------


====================================================================================================================================
10. Will this annuity replace or change any existing insurance or annuity contract in any company on any           Yes   No
    person named in 1 or 2? (If yes, for each such contract give the person's name, name of company,               [ ]   [ ]
    plan, amount and contract numbers.)
====================================================================================================================================
11. Special Requests



====================================================================================================================================
OWNERSHIP: The owner of the contract will be as required by the applicable retirement plan. If there is no such plan, the owner will be (1) the applicant if other than the proposed Annuitant, or else (2) the proposed Annuitant. In either case, any limitations required by the retirement plan or program will be part of the contract. It is understood that the purchase payment becomes the absolute property of the Company.

If this application is for an IRA, I have received an explanatory booklet, and I understand that I will be given a financial statement with the contract.

__________________________________________________________________   _______________________________________________________________
Signature of Proposed Co-Annuitant                                   Signature Proposed Annuitant

Dated at__________________________on_______________, 19___________   _______________________________________________________________
        (City/State)                                                 Signature of Applicant (if other than proposed Annuitant)
                                                                     (If owner is a firm or corporation, show that company' name)
Witness___________________________________________________________   By_____________________________________________________________
(Licensed Writing Representative must witness where                    (Signature and title of officer signing for that Company)
required by law.)
====================================================================================================================================
------------
ORD 87348-92
------------
------------------------------------------------------------------------------------------------------------------------------------
Supplementary Information
------------------------------------------------------------------------------------------------------------------------------------
Instructions for the Writing Representative
o  On IRA's contracts, the contract owner must be the Annuitant.
o  If the product is a variable annuity, be sure you give the proposed Annuitant a prospectus.
o  A completed Income Tax Withholding Election Form (ORD 84549B) must accompany this application. Also, Form ORD 84549A, the Income
   Tax Withholding Notice must be given to the client.
------------------------------------------------------------------------------------------------------------------------------------

1. Proposed Annuitant's telephone no.  Home(   )                  Business(   )
------------------------------------------------------------------------------------------------------------------------------------
2. Does the purchase payment come from the proceeds of insurance contracts in this or another company? If yes, give:  [ ] Yes [ ] No
   a. Company name________________________________________________   b. Prudential/Pruco Life contract no.(s)_______________________
   c. Amount $__________________________ d. Proceeds are from: [ ] Loan  [ ] Dividends  [ ] Surrenders  [ ] Other (describe)
====================================================================================================================================
3. Do you have, from any source, facts that any person named in 1 or 2 of the application may replace or change any current
   insurance or annuity in any company? (Give details of yes, answers in "Remarks".)                                  [ ] Yes [ ] No

_____________________________,19_______       ______________________________________________________________________________________
Date                                          Signature of Writing Representative (Agent)
====================================================================================================================================
Remarks:



====================================================================================================================================
Credit %   Contract number   Name & Title                            Agcy. No./Rep. Init.     Office code    Detached Office

________   _______________   _____________________________________   ___________________      ___________    _______________________

________   _______________   _____________________________________   ___________________      ___________    _______________________

________   _______________   _____________________________________   ___________________      ___________    _______________________
====================================================================================================================================
---------
ORD 87348  92  Litho in U.S.A.
_________


================================================================================
                                ================================================
The Prudential                 Receipt
                               [ ] The Prudential Insurance Company of America
                               [ ] Pruco Life Insurance Company, a subsidiary of
                                   The Prudential Insurance Company of America


--------------------------------------------------------------------------------
We, the Company, received $________ on ___________, 19__ from __________________
This amount was paid when, on this date, an annuity application was signed in which ____________________________ is named as the proposed Annuitant.

This receipt is issued on the condition that any check, draft or other order for the payment of money is good and can be collected. All checks must be drawn only to the Company and not to any other party.

If the application is rejected or if we issue a contract other than as applied for and it is not accepted on delivery, we will refund the amount shown above.

                 _______________________________________________

No change may be made in the terms and conditions of this form. No statement which claims to make such a change will bind the Company.


____________________________________       _____________________________________
Field Office                               Writing Representative (Agent)

================================================================================
-------------
ORD 87348A-92  Litho in U.S.A.
-------------


--------------------------------------------------------------------------------
                                     ===========================================
The Prudential                       Important Notice About Your
                                     Application For An Annuity
                                     The Prudential Insurance Company of America
                                     Pruco Life Insurance Company


--------------------------------------------------------------------------------
Any information we obtain or have obtained about you will be treated as confidential. However, we may give this information, as necessary, to persons conducting mortality or morbidity studies and to affiliate companies for marketing, servicing, underwriting or claim handling purposes. If you ask, we will describe any other circumstance when we may obtain or disclose or may have obtained or disclosed information about you without your prior authorization.

If you have any questions concerning any of the personal information which we obtain or report, let us know. You have the right to see this information and to correct, amend or delete any information which may be wrong. We will tell you how to do this if you ask us.

Thank you for applying to us for an annuity.
================================================================================
------------
ORD 80067-92  Litho in U.S.A.
------------

                         Corporate Offices, Newark, NJ
           The Prudential Insurance Company of America Pension Office
                  Pruco Life Insurance Company Service Offices



Note--Unless you get a contract, or your money back within eight weeks from the date of this receipt, please notify the Company. Give the amount paid, date of payment, name of person to whom paid, (Locations are shown above.)

                    _________________________________________

Received from the Company the sum of $_________________which is a refund of the sum paid on this contract.

______________________________, 19__ __________________________________________
Date                                 Signature
================================================================================